NEUBERGER BERMAN GRAPHIC OMITTED











PROSPECTUS - MARCH 31, 2006



Neuberger Berman
Equity Funds

                                                      INSTITUTIONAL CLASS SHARES

                                                      Partners Fund









These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
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EQUITY FUNDS
Partners Fund................................................................2


YOUR INVESTMENT

Share Prices.................................................................8

Privileges and Services......................................................9

Distributions and Taxes......................................................9

Maintaining Your Account....................................................11

Market Timing Policy........................................................17

Portfolio Holdings Policy...................................................17

Fund Structure..............................................................18



THIS FUND:

o  is designed for investors with long-term goals in mind
o offers you the opportunity to participate in financial markets through a professionally managed stock portfolio
o also offers the opportunity to diversify your portfolio with a Fund that invests using a value approach
o carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency
o  normally invests at least 80% of its net assets in equity securities.







THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(C) 2006 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
PARTNERS FUND                                                   Ticker Symbol:
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CHESS GRAPHIC OMITTED
GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Manager looks for well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include:

o  historical low valuation
o strong fundamentals, such as a company's financial, operational, and competitive positions
o  relatively high operating profit margins and returns.

The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

-> MID- AND LARGE-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY PERFORMED MORE LIKE SMALL-CAPS THAN LIKE LARGE-CAPS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER ATTRACTIVE LONG-TERM RETURNS.

LARGE-CAP COMPANIES ARE USUALLY WELL ESTABLISHED. COMPARED TO MID-CAP COMPANIES, THEY MAY BE LESS RESPONSIVE TO CHANGE, BUT THEIR RETURNS HAVE SOMETIMES LED THOSE OF MID-CAP COMPANIES, OFTEN WITH LOWER VOLATILITY.

-> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES ARE BELOW THE MARKET AVERAGE, BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.





                                2 PARTNERS FUND

YIELD GRAPHIC OMITTED
MAIN RISKS


Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

The Fund's value investing approach may dictate an emphasis on certain sectors of the market at any given time.

To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.


                                3 PARTNERS FUND

RULER GRAPHIC OMITTED
PERFORMANCE


The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

BAR CHART GRAPHIC OMITTED

YEAR-BY-YEAR % RETURNS as of 12/31 each year*


26.49   29.23   6.28    7.80    0.57    -3.02   -24.82  35.87   19.21   17.99

1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

     Best quarter: Q2 '03, 20.37%
     Worst quarter: Q3 '02, -21.32%


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2005*

                                1 Year    5 Years   10 Years

PARTNERS FUND
Return Before Taxes             17.99      6.86      10.13
Return After Taxes on
Distributions                   17.02      6.53       8.21
Return After Taxes on
Distributions and
Sale of Fund Shares             12.93      5.86       7.92
Russell 1000 Value Index         7.05      5.28      10.94
S&P 500 Index                    4.91      0.54       9.07

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTIONS:

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks. The S&P 500 Index is an unmanaged index of U.S. stocks.

* THE ABOVE PERFORMANCE IS THAT OF THE PARTNERS FUND INVESTOR CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.


-> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE ENTIRE U.S. EQUITY MARKET AND OF THE PORTION OF THE MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.

                                4 PARTNERS FUND

PENNY GRAPHIC OMITTED
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

SHAREHOLDER FEES                              None
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ANNUAL OPERATING EXPENSES (% of average net assets) These are deducted from Fund assets, so you pay them indirectly.

           Management fees*                   0.60
PLUS:      Distribution (12b-1) fees          None
           Other expenses                     0.12
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EQUALS:    Total annual operating expenses    0.72
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MINUS:     Expenses reimbursement             0.02
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EQUALS:    Net expenses**                     0.70
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EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Expenses         72        224        394         889


THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES ADJUSTED TO REFLECT ANTICIPATED NET ASSETS.

* "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2009 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.70% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE INSTITUTIONAL CLASS OF THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE INSTITUTIONAL CLASS OF THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE INSTITUTIONAL CLASS OF THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.70% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE
FUND.


PEOPLE GRAPHIC OMITTED
INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "MANAGER") is the fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the manager is responsible for choosing the fund's investments and handling its day-to-day business. The manager carries out its duties subject to the policies established by the board of trustees. The investment advisory agreement establishes the fees the fund pays to the manager for its services as the fund's investment manager and the expenses paid directly by the fund. The manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $175 billion in total assets (as of 11/ 30/2005) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2005, the management fees paid to the manager were 0.48% of average net assets. The fund will pay the manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the fund's semi-annual report dated February 28, 2006.


                                5 PARTNERS FUND

PORTFOLIO MANAGER

S. BASU MULLICK is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has been a fund manager at Neuberger Berman Management Inc. and has managed the Fund since 1998.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.



                                6 PARTNERS FUND

MONEY GRAPHIC OMITTED
FINANCIAL HIGHLIGHTS


Year Ended August 31,                                              2001       2002       2003         2004           2005

PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
               Share price (NAV) at beginning of year             25.03      20.54      16.67        19.22          21.41
PLUS:          Income from investment operations
               Net investment income                               0.08       0.03       0.01         0.16           0.21
               Net gains (losses) - realized and unrealized       (2.47)     (3.44)      2.57         2.04           7.17
               Subtotal: income from investment operations        (2.39)     (3.41)      2.58         2.20           7.38
MINUS:         Distributions to shareholders
               Income dividends                                    0.17       0.08       0.03         0.01           0.17
               Capital gain distributions                          1.93       0.38         -            -              -
               Subtotal: distributions to shareholders             2.10       0.46       0.03         0.01           0.17
EQUALS:        Share price (NAV) at end of year                   20.54      16.67      19.22        21.41          28.62

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RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.

Net expenses - actual                                              0.84       0.87       0.90         0.87           0.85
Gross expenses(1)                                                    -          -          -          0.87           0.85
Expenses(2)                                                        0.84       0.87       0.90         0.88           0.86
Net investment income - actual                                     0.35       0.16       0.08         0.76           0.83

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OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.

The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)                                                 (9.68)    (16.98)      15.51       11.43(3)       34.59(3)
Net assets at end of year (in millions of dollars)             1,689.4    1,209.6     1,247.2     1,280.8        1,826.9
Portfolio turnover rate (%)                                         73         53          65          67             61

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THE FIGURES ABOVE ARE FROM THE PARTNERS FUND INVESTOR CLASS. THE FIGURES ABOVE HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE
FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE
FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO WAIVER OF A PORTION OF INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.




                                                       7 PARTNERS FUND

Neuberger Berman
YOUR INVESTMENT
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o  SHARE PRICES

Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund's net asset value per share. The Fund pays you the full share price when you sell shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Fund is open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

-> SHARE PRICE CALCULATIONS

THE PRICE OF AN INSTITUTIONAL CLASS SHARE OF THE FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO INSTITUTIONAL CLASS SHARES MINUS ITS LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF INSTITUTIONAL CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF THE FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.

WHEN VALUING PORTFOLIO SECURITIES, THE FUND USES MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN THE FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT THE FUND WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. THE FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO THE FUND'S NET ASSET VALUE CALCULATION. THE FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT THE FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.


                               8 YOUR INVESTMENT

o  PRIVILEGES AND SERVICES

If you purchase Institutional Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a Neuberger Berman fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.


o  DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT - SAY, $100 A MONTH - YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.


o  DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- The Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from the Fund will be reinvested in additional shares of that Fund. However, if you prefer you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account, or invested in shares of the same class of another Neuberger Berman fund with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Fund shares or paid in cash.

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.


                               9 YOUR INVESTMENT

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (See "Taxes and You") will help clarify this for you.

Distributions of income and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. However, the Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares, on which the dividends were paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold, not when you bought your shares of the Fund, or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

->  TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. A SEPARATE STATEMENT COVERS YOUR SHARE TRANSACTIONS.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

->  BACKUP WITHHOLDING

THE FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM THE FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN


                               10 YOUR INVESTMENT

60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-366-6264.

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

-> BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY THE FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE IT MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN THE FUND THROUGH A TAX-ADVANTAGED RETIREMENT ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM A DISTRIBUTION.

o  MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in the Fund or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.

Every buy and sell order you place will be processed at the next share price to be calculated after your order has been accepted.

Purchase orders are deemed "accepted" when the Fund's transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur.

WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. Redemption orders are deemed "accepted" when the Fund's transfer agent receives your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (See "Medallion Signature Guarantees").


                               11 YOUR INVESTMENT

When selling shares in an account that you do not intend to close, remember to leave at least $5 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of a Fund's shareholders as a whole.

UNCASHED CHECKS -- We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move money from one fund to the same class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

o  both accounts must have the same registration
o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved
o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

o  in unusual circumstances where the law allows additional time if needed

                               12 YOUR INVESTMENT

o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

OTHER POLICIES -- Under certain circumstances, the Fund reserves the right to:

o  suspend the offering of shares
o  reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o  change, suspend, or revoke the exchange privilege
o  suspend the telephone order privilege
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the SEC
o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
o  take orders to purchase or sell Fund shares when the Exchange is closed

->  MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU PURCHASE SHARES DIRECTLY OR FROM AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

->  INVESTMENT PROVIDERS

THE INSTITUTIONAL CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF THE FUND DESCRIBED IN THIS PROSPECTUS.


                               13 YOUR INVESTMENT

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE NEUBERGER BERMAN FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING MONEY FROM ONE NEUBERGER BERMAN FUND TO ANOTHER THROUGH AN EXCHANGE OF SHARES. SEE "WHEN YOU EXCHANGE SHARES" FOR MORE INFORMATION.

->  INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.


                               14 YOUR INVESTMENT

BUYING SHARES
----------------------------------------------------------------------------------------------------------------------------
Method           Things to know                                       Instructions

----------------------------------------------------------------------------------------------------------------------------
SENDING US A     Your first investment must be at least $5 million    Fill out the application and enclose your
CHECK                                                                 check
                 We cannot accept cash, money orders, starter
                 checks, cashier's checks, travelers checks, or       If regular first-class mail, send to:
                 other cash equivalents                                Neuberger Berman Funds
                                                                       Boston Service Center
                 You will be responsible for any losses or fees        P.O. Box 8403
                 resulting from a bad check; if necessary, we may      Boston, MA 02266-8403
                 sell other shares belonging to you in order to
                 cover these losses                                   If express delivery, registered mail, or
                                                                      certified mail, send to:
                 All checks must be made out to "Neuberger             Neuberger Berman Funds
                 Berman Funds"; we cannot accept checks made           c/o State Street Bank and Trust Company
                 out to you or other parties and signed over to us     66 Brooks Drive
                                                                       Braintree, MA 02184-3839

----------------------------------------------------------------------------------------------------------------------------
WIRING MONEY     Your investment must be at least $5 million          Before wiring any money, call 800-366-6264
                                                                      for an order confirmation

                                                                      Have your financial institution send your wire
                                                                      to State Street Bank and Trust Company

                                                                      Include your name, the Fund name, your
                                                                      account number and other information as
                                                                      requested

----------------------------------------------------------------------------------------------------------------------------
EXCHANGING       All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
FROM ANOTHER
FUND
                 Both accounts involved must be registered in the
                 same name, address and tax ID number

                 An exchange order cannot be cancelled or changed once it has been placed

----------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE     We do not accept phone orders for a first            Call 800-366-6264 to notify us of your
                 investment                                           purchase

                 Additional shares will be purchased when your        Immediately follow up with a wire or
                 order is accepted                                    electronic transfer

                 Not available on retirement accounts

----------------------------------------------------------------------------------------------------------------------------
SETTING UP       All investments must be at least $100                Call 800-366-6264 for instructions
SYSTEMATIC
INVESTMENTS

----------------------------------------------------------------------------------------------------------------------------


                                                     15 YOUR INVESTMENT

SELLING SHARES

----------------------------------------------------------------------------------------------------------------------------

 Method          Things to know                                       Instructions

----------------------------------------------------------------------------------------------------------------------------
SENDING US A     Unless you instruct us otherwise, we will mail       Send us a letter requesting us to sell shares
LETTER           your proceeds by check to the address of record,     signed by all registered owners; include your
                 payable to the registered owner(s)                   name, account number, the fund name, the
                                                                      dollar amount or number of shares you want
                                                                       to sell, and any other instructions
                 If you have designated a bank account on your
                 application, you can request that we wire the
                 proceeds to this account                             If regular first-class mail, send to:
                                                                       NEUBERGER BERMAN FUNDS
                 You can also request that we send the proceeds        BOSTON SERVICE CENTER
                 to your designated bank account by electronic         P.O. BOX 8403
                 transfer (ACH)                                        BOSTON, MA 02266-8403

                 You may need a Medallion signature guarantee         If express delivery, registered mail, or
                                                                      certified mail, send to:
                 Please also supply us with your e-mail address
                 and daytime telephone number when you write to        NEUBERGER BERMAN FUNDS
                 us in the event we need to reach you                  C/O STATE STREET BANK AND TRUST COMPANY
                                                                       66 BROOKS DRIVE
                                                                       BRAINTREE, MA 02184-3839

----------------------------------------------------------------------------------------------------------------------------

SENDING US A     Not available if you have changed the address on     Write a request to sell shares as described
FAX              the account in the past 15 days                      above

                                                                      Call 800-366-6264 to obtain the appropriate
                                                                      fax number

----------------------------------------------------------------------------------------------------------------------------

CALLING IN       Not available if you have declined the phone         Call 800-366-6264 to place your order
YOUR ORDER       option or are selling shares in certain retirement
                 accounts (The only exception is for those
                 retirement shareholders who are at least 59 1/2 or   Give your name, account number, the fund
                 older and have their birthdates on file)             name, the dollar amount or number of shares
                                                                      you want to sell, and any other instructions
                 Not available if you have changed the address on
                 the account in the past 15 days

----------------------------------------------------------------------------------------------------------------------------

EXCHANGING       All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
INTO ANOTHER
FUND             Both accounts involved must be registered in the
                 same name, address and tax ID number

                 An exchange order cannot be cancelled or changed once it has been placed

----------------------------------------------------------------------------------------------------------------------------

SETTING UP       Withdrawals must be at least $100                    Call 800-366-6264 for instructions
SYSTEMATIC
WITHDRAWALS
----------------------------------------------------------------------------------------------------------------------------



                                                     16 YOUR INVESTMENT

-> RETIREMENT PLANS

WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED PLANS FOR RETIREMENT SAVING:

TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.

ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF PLANS OR ACCOUNTS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT PLAN OR ACCOUNT.


o  MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or investment order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes an effort to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.


o  PORTFOLIO HOLDINGS POLICY

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

The complete portfolio holdings for the Fund is available at http://www.nb.com/ind/ mutual_funds/prospectuses/ 15-30 days after each month-end. The Fund's complete portfolio holdings will remain available at www.nb.com until the subsequent month-end holdings have been posted. Complete holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.


                               17 YOUR INVESTMENT

o  FUND STRUCTURE

The Fund uses a "multiple class" structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Fund.


                               18 YOUR INVESTMENT

--------------------------------------------------------------------------------

NEUBERGER BERMAN EQUITY FUNDS
INSTITUTIONAL CLASS SHARES

No load, sales charges or 12b-1 fees


If you would like further details on this Fund you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about the Fund's recent performance, including:

o a discussion by the Portfolio Manager about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year
o  Fund performance data and financial statements
o  portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on this Fund, including:

o  various types of securities and practices, and their risks
o  investment limitations and additional policies
o  information about the Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
SUB-ADVISER: NEUBERGER BERMAN, LLC


->  OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-0102. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.



                                         NEUBERGER BERMAN GRAPHIC OMITTED

                                         Neuberger Berman Management Inc.
                                         605 Third Avenue 2nd Floor
                                         New York, NY 10158-0180

                                         SHAREHOLDER SERVICES
                                         800.877.9700

                                         INSTITUTIONAL SERVICES
                                         800.366.6264

                                         www.nb.com
G0080 03/06 SEC File Number:  811-582

                                                Neuberger Berman GRAPHIC OMITTED




PROSPECTUS - MARCH 31, 2006





Neuberger Berman
Equity Funds






                                                        INSTITUTIONAL CLASS
                                                        SHARES

                                                        Regency Fund




These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
--------------------------------------------------------------------------------

EQUITY FUNDS
Regency Fund.................................................................2


YOUR INVESTMENT

Share Prices.................................................................8

Privileges and Services......................................................9

Distributions and Taxes......................................................9

Maintaining Your Account....................................................11

Market Timing Policy........................................................17

Portfolio Holdings Policy...................................................17

Fund Structure..............................................................18


THIS FUND:

o  is designed for investors with long-term goals in mind
o offers you the opportunity to participate in financial markets through a professionally managed stock portfolio
o also offers the opportunity to diversify your portfolio with a Fund that invests using a value approach
o carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
o is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency
o  normally invests at least 80% of its net assets in equity securities.








THE "NEUBERGER BERMAN" NAME AND LOGO ARE REGISTERED SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAMES IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(C) 2006 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

Neuberger Berman
REGENCY FUND                                                    Ticker Symbol:
--------------------------------------------------------------------------------

CHESS GRAPHIC OMITTED
GOAL & STRATEGY

THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization with market capitalization in the range of the Russell Midcap Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager looks for undervalued companies with high-quality businesses. Factors in identifying these firms may include:

o  historical low valuation
o  above-average returns on invested capital
o  solid balance sheets.

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with stocks. At times, the Portfolio Manager may emphasize certain sectors that they believe will benefit from market or economic trends.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

-> MID-CAP STOCKS

MID-CAP STOCKS HAVE HISTORICALLY SHOWN RISK/RETURN CHARACTERISTICS THAT ARE IN BETWEEN THOSE OF SMALL- AND LARGE-CAP STOCKS. THEIR PRICES CAN RISE AND FALL SUBSTANTIALLY, ALTHOUGH MANY HAVE THE POTENTIAL TO OFFER COMPARATIVELY ATTRACTIVE LONG-TERM RETURNS.

MID-CAPS ARE LESS WIDELY FOLLOWED IN THE MARKET THAN LARGE-CAPS, WHICH CAN MAKE IT COMPARATIVELY EASIER TO FIND ATTRACTIVE STOCKS THAT ARE NOT OVERPRICED.

-> VALUE INVESTING

AT ANY GIVEN TIME, THERE ARE COMPANIES WHOSE STOCK PRICES ARE BELOW THE MARKET AVERAGE, BASED ON EARNINGS, BOOK VALUE, OR OTHER FINANCIAL MEASURES. THE VALUE INVESTOR EXAMINES THESE COMPANIES, SEARCHING FOR THOSE THAT MAY RISE IN PRICE WHEN OTHER INVESTORS REALIZE THEIR WORTH.

                                 2 REGENCY FUND

YIELD GRAPHIC OMITTED
MAIN RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

By focusing on mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

o  fluctuate more widely in price than the market as a whole
o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

The Fund's value investing approach may dictate an emphasis on certain sectors of the market at any given time.

To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund's performance may also suffer if a sector does not perform as expected.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund's performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS. BORROWING, SECURITIES LENDING, AND USING DERIVATIVES COULD CREATE LEVERAGE, MEANING THAT CERTAIN GAINS OR LOSSES COULD BE AMPLIFIED, INCREASING SHARE PRICE MOVEMENTS. IN USING CERTAIN DERIVATIVES TO GAIN STOCK MARKET EXPOSURE FOR EXCESS CASH HOLDINGS, THE FUND INCREASES ITS RISK OF LOSS.

ALTHOUGH THEY MAY ADD DIVERSIFICATION, FOREIGN SECURITIES CAN BE RISKIER, BECAUSE FOREIGN MARKETS TEND TO BE MORE VOLATILE AND CURRENCY EXCHANGE RATES FLUCTUATE. THERE MAY BE LESS INFORMATION AVAILABLE ABOUT FOREIGN ISSUERS THAN ABOUT DOMESTIC ISSUERS.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY SHORT-TERM INVESTMENTS. THIS COULD HELP THE FUND AVOID LOSSES, BUT MAY MEAN LOST OPPORTUNITIES.



                                 3 REGENCY FUND

RULE GRAPHIC OMITTED
PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*


                           BAR CHART GRAPHIC OMITTED

                                31.24   -2.34  -11.69   35.88   22.34   12.42

1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

     Best quarter: Q4 '03, 14.83%
     Worst quarter: Q3 '02, -15.37%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2005*

                                                               Since
                                                             Inception
                                        1 Year     5 Year    (6/1/1999)
--------------------------------------------------------------------------------
REGENCY FUND
Return Before Taxes                     12.42      10.02      13.59
Return After Taxes on
Distributions                           10.94       8.74      12.14
Return After Taxes on
Distributions and
Sale of Fund Shares                      9.62       8.16      11.26
Russell Midcap Value
Index                                   12.65      12.21      10.99
Russell Midcap Index                    12.65       8.45       9.34

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTIONS:

The Russell Midcap Value Index is an unmanaged index of U.S. midcap value stocks. The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.


* THE ABOVE PERFORMANCE IS THAT OF THE REGENCY FUND INVESTOR CLASS. BECAUSE INSTITUTIONAL CLASS HAS LOWER EXPENSES, ITS PERFORMANCE TYPICALLY WOULD HAVE BEEN SLIGHTLY BETTER THAN THAT OF THE INVESTOR CLASS.


-> PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN FUND SHARES AND INCLUDE ALL FUND EXPENSES.

AS A FRAME OF REFERENCE, THE TABLE INCLUDES BROAD-BASED INDICES OF THE U.S. MID-CAP EQUITY MARKET AND OF THE PORTION OF THAT MARKET THE FUND FOCUSES ON. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES; THE INDICES DO NOT INCLUDE COSTS OF INVESTMENT.




                                 4 REGENCY FUND

PENNY GRAPHIC OMITTED
INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

SHAREHOLDER FEES                               None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets) These are deducted from Fund assets, so you pay them indirectly.

            Management fees*                   0.70
 PLUS:      Distribution (12b-1) fees          None
            Other expenses                     0.26
--------------------------------------------------------------------------------
 EQUALS:    Total annual operating expenses    0.96
--------------------------------------------------------------------------------
 MINUS:     Expense reimbursement              0.21
--------------------------------------------------------------------------------
 EQUALS:    Net expenses**                     0.75
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

             1 Year    3 Years    5 Years    10 Years

 Expenses     77        240        466        1,117


THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES ADJUSTED TO REFLECT ANTICIPATED NET ASSETS.

* "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND THROUGH 8/31/2009 SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS OF THE FUND ARE LIMITED TO 0.75% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE INSTITUTIONAL CLASS OF THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE INSTITUTIONAL CLASS OF THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE INSTITUTIONAL CLASS OF THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.75% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE
FUND.


PEOPLE GRAPHIC OMITTED
INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $175 billion in total assets (as of 11/ 30/2005) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2005, the management fees paid to the Manager were 0.55% of average net assets. The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund's semi-annual report dated February 28, 2006.




                                 5 REGENCY FUND

PORTFOLIO MANAGER

S. BASU MULLICK is a Vice President of Neuberger Berman Management Inc., and a Managing Director of Neuberger Berman, LLC. He has managed the Fund since 2005 and has been a fund manager at Neuberger Berman Management Inc. since 1998. He previously co-managed the Fund from its inception in 1999 to 2000.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.



















                                 6 REGENCY FUND

MONEY GRAPHIC OMITTED
FINANCIAL HIGHLIGHTS


Year Ended August 31,                                           2001       2002       2003       2004       2005
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

             Share price (NAV) at beginning of year             13.02      12.92      10.58      12.14      14.44
PLUS:        Income from investment operations
             Net investment income (loss)                          -      (0.01)      (0.03)     (0.03)      0.01
             Net gains (losses) - realized and unrealized        0.60     (0.88)       1.59       2.33       4.08
             Subtotal: income from investment operations         0.60     (0.89)       1.56       2.30       4.09
MINUS:       Distributions to shareholders
             Income dividends                                      -        0.01         -          -          -
             Capital gain distributions                          0.70       1.44         -          -        1.16
             Subtotal: distributions to shareholders             0.70       1.45         -          -        1.16
EQUALS:      Share price (NAV) at end of year                   12.92      10.58      12.14      14.44      17.37

------------------------------------------------------------------------------------------------------------------------------

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual                                            1.50       1.50       1.50       1.49       1.20
Gross expenses(1)                                                1.61       1.46       1.57       1.42       1.18
Expenses(2)                                                      1.50       1.50       1.50       1.50       1.21
Net investment income (loss) - actual                           (0.02)     (0.07)     (0.30)     (0.22)      0.09

------------------------------------------------------------------------------------------------------------------------------

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.

The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)                                               4.81     (7.42)      14.74      18.95      29.26
Net assets at end of year (in millions of dollars)                16.0      16.7        20.1       33.5      107.9
Portfolio turnover rate (%)                                        256       119          73         62         91
------------------------------------------------------------------------------------------------------------------------------

THE FIGURES ABOVE ARE FROM THE REGENCY FUND INVESTOR CLASS. ALL FIGURES FOR FISCAL YEARS 2001 THROUGH AND INCLUDING 2003 HAVE
BEEN AUDITED BY THE FUND'S INDEPENDENT AUDITORS DURING THOSE YEARS. THE FIGURES FOR FISCAL YEARS 2004 AND THEREAFTER HAVE BEEN
AUDITED BY TAIT, WELLER, & BAKER LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL
FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER).

(1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE REIMBURSEMENT/REPAYMENT AND/OR WAIVER OF A PORTION OF
    INVESTMENT MANAGEMENT FEES.

(2) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

(3) WOULD HAVE BEEN LOWER/HIGHER IF NEUBERGER BERMAN MANAGEMENT INC. HAD NOT REIMBURSED/RECOUPED CERTAIN EXPENSES AND/OR
    WAIVED A PORTION OF INVESTMENT MANAGEMENT FEES.




                                                        7 REGENCY FUND

Neuberger Berman
YOUR INVESTMENT
--------------------------------------------------------------------------------

o  SHARE PRICES

Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund's net asset value per share. The Fund pays you the full share price when you sell shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Fund is open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see "Maintaining Your Account" for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

-> SHARE PRICE CALCULATIONS

THE PRICE OF AN INSTITUTIONAL CLASS SHARE OF THE FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO INSTITUTIONAL CLASS SHARES MINUS ITS LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF INSTITUTIONAL CLASS SHARES OUTSTANDING. BECAUSE THE VALUE OF THE FUND'S SECURITIES CHANGES EVERY BUSINESS DAY, THE SHARE PRICE USUALLY CHANGES AS WELL.

WHEN VALUING PORTFOLIO SECURITIES, THE FUND USES MARKET PRICES. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE PRICES UNRELIABLE.

WHEN THE FUND BELIEVES A REPORTED MARKET PRICE FOR A SECURITY DOES NOT REFLECT THE AMOUNT THE FUND WOULD RECEIVE ON A CURRENT SALE OF THAT SECURITY, THE FUND MAY SUBSTITUTE FOR THE MARKET PRICE A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY THE BOARD OF TRUSTEES. THE FUND MAY ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED IF THE EXCHANGE ON WHICH A PORTFOLIO SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO THE FUND'S NET ASSET VALUE CALCULATION. THE FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT THE FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF NEUBERGER BERMAN MANAGEMENT INC., OPERATING UNDER PROCEDURES APPROVED BY THE BOARD OF TRUSTEES, INSTEAD OF BEING DETERMINED BY MARKET PRICES.


                               8 YOUR INVESTMENT

o  PRIVILEGES AND SERVICES

If you purchase Institutional Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from a Neuberger Berman fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

->  DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT - SAY, $100 A MONTH - YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.


o  DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- The Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from the Fund will be reinvested in additional shares of that Fund. However, if you prefer you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account, or invested in shares of the same class of another Neuberger Berman fund with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Fund shares or paid in cash.

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.


                               9 YOUR INVESTMENT

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (See "Taxes and You") will help clarify this for you.

Distributions of income and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. However, the Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares, on which the dividends were paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold, not when you bought your shares of the Fund, or whether you reinvested your distributions.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange Fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

->  TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. A SEPARATE STATEMENT COVERS YOUR SHARE TRANSACTIONS.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

->  BACKUP WITHHOLDING

THE FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM THE FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE INTERNAL REVENUE SERVICE ("IRS") TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF A SOCIAL SECURITY NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (FROM YOU OR YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNTWILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-366-6264.

                               10 YOUR INVESTMENT

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

->  BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY THE FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF THE DISTRIBUTING CLASS OF THE FUND OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES JUST BEFORE IT MAKES A DISTRIBUTION, YOU WILL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU ARE INVESTING IN THE FUND THROUGH A TAX-ADVANTAGED RETIREMENT ACCOUNT, THERE ARE NO TAX CONSEQUENCES TO YOU FROM A DISTRIBUTION.

o  MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in the Fund or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.

Every buy and sell order you place will be processed at the next share price to be calculated after your order has been accepted.

Purchase orders are deemed "accepted" when the Fund's transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur.

WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. Redemption orders are deemed "accepted" when the Fund's transfer agent receives your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (See "Medallion Signature Guarantees").


                               11 YOUR INVESTMENT

When selling shares in an account that you do not intend to close, remember to leave at least $5 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of a Fund's shareholders as a whole.

UNCASHED CHECKS -- We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move money from one fund to the same class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

o  both accounts must have the same registration
o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved
o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

PLACING ORDERS BY TELEPHONE -- Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

o  in unusual circumstances where the law allows additional time if needed


                               12 YOUR INVESTMENT

o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

OTHER POLICIES -- Under certain circumstances, the Fund reserves the right to:

o  suspend the offering of shares
o  reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o  change, suspend, or revoke the exchange privilege
o  suspend the telephone order privilege
o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
o suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the SEC
o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
o  take orders to purchase or sell Fund shares when the Exchange is closed

->  MEDALLION SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU PURCHASE SHARES DIRECTLY OR FROM AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR TO THE INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A MEDALLION SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

->  INVESTMENT PROVIDERS

THE INSTITUTIONAL CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF THE FUND DESCRIBED IN THIS PROSPECTUS.


                               13 YOUR INVESTMENT

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE NEUBERGER BERMAN FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING MONEY FROM ONE NEUBERGER BERMAN FUND TO ANOTHER THROUGH AN EXCHANGE OF SHARES. SEE "WHEN YOU EXCHANGE SHARES" FOR MORE INFORMATION.

->  INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.


                               14 YOUR INVESTMENT

BUYING SHARES

------------------------------------------------------------------------------------------------------------------------------------
 Method                   Things to know                                       Instructions

------------------------------------------------------------------------------------------------------------------------------------
SENDING US A CHECK        Your first investment must be at least $5 million    Fill out the application and enclose your
                                                                               check
                          We cannot accept cash, money orders, starter
                          checks, cashier's checks, travelers checks, or       If regular first-class mail, send to:
                          other cash equivalents                                Neuberger Berman Funds
                                                                                Boston Service Center
                          You will be responsible for any losses or fees        P.O. Box 8403
                          resulting from a bad check; if necessary, we may      Boston, MA 02266-8403
                          sell other shares belonging to you in order to
                          cover these losses                                   If express delivery, registered mail, or
                                                                               certified mail, send to:
                          All checks must be made out to "Neuberger             Neuberger Berman Funds
                          Berman Funds"; we cannot accept checks made           c/o State Street Bank and Trust Company
                          out to you or other parties and signed over to us     66 Brooks Drive
                                                                                Braintree, MA 02184-3839

------------------------------------------------------------------------------------------------------------------------------------

WIRING MONEY              Your investment must be at least $5 million          Before wiring any money, call 800-366-6264
                                                                               for an order confirmation

                                                                               Have your financial institution send your wire
                                                                               to State Street Bank and Trust Company

                                                                               Include your name, the Fund name, your
                                                                               account number and other information as
                                                                               requested
------------------------------------------------------------------------------------------------------------------------------------

EXCHANGING FROM ANOTHER   All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
FUND
                          Both accounts involved must be registered in the
                          same name, address and tax ID number

                          An exchange order cannot be cancelled or changed once it has been placed

------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE              We do not accept phone orders for a first            Call 800-366-6264 to notify us of your
                          investment                                           purchase

                          Additional shares will be purchased when your        Immediately follow up with a wire or
                          order is accepted                                    electronic transfer

                          Not available on retirement accounts

------------------------------------------------------------------------------------------------------------------------------------
SETTING UP SYSTEMATIC     All investments must be at least $100                Call 800-366-6264 for instructions
INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------

                                                         15 YOUR INVESTMENT

SELLING SHARES

------------------------------------------------------------------------------------------------------------------------------------
Method                    Things to know                                       Instructions

------------------------------------------------------------------------------------------------------------------------------------
SENDING US A LETTER       Unless you instruct us otherwise, we will mail       Send us a letter requesting us to sell shares
                          your proceeds by check to the address of record,     signed by all registered owners; include your
                          payable to the registered owner(s)                   name, account number, the fund name, the
                                                                               dollar amount or number of shares you want
                          If you have designated a bank account on your        to sell, and any other instructions
                          application, you can request that we wire the
                          proceeds to this account                             If regular first-class mail, send to:
                                                                                Neuberger Berman Funds
                          You can also request that we send the proceeds        Boston Service Center
                          to your designated bank account by electronic         P.O. Box 8403
                          transfer (ACH)                                        Boston, MA 02266-8403

                          You may need a Medallion signature guarantee         If express delivery, registered mail, or
                                                                               certified mail, send to:
                          Please also supply us with your e-mail address        Neuberger Berman Funds
                          and daytime telephone number when you write to        c/o State Street Bank and Trust Company
                          us in the event we need to reach you                  66 Brooks Drive
                                                                                Braintree, MA 02184-3839

------------------------------------------------------------------------------------------------------------------------------------
SENDING US A FAX          Not available if you have changed the address on     Write a request to sell shares as described
                          the account in the past 15 days                      above

                                                                               Call 800-366-6264 to obtain the appropriate
                                                                               fax number

------------------------------------------------------------------------------------------------------------------------------------

CALLING IN YOUR ORDER     Not available if you have declined the phone         Call 800-366-6264 to place your order
                          option or are selling shares in certain retirement
                          accounts (The only exception is for those            Give your name, account number, the fund
                          retirement shareholders who are at least 59 1/2 or   name, the dollar amount or number of shares
                          older and have their birthdates on file)             you want to sell, and any other instructions

                          Not available if you have changed the address on the account in the past 15 days

------------------------------------------------------------------------------------------------------------------------------------

EXCHANGING INTO ANOTHER   All exchanges must be for at least $1,000            Call 800-366-6264 to place your order
FUND
                          Both accounts involved must be registered in the
                          same name, address and tax ID number

                          An exchange order cannot be cancelled or changed once it has been placed

------------------------------------------------------------------------------------------------------------------------------------

SETTING UP SYSTEMATIC     Withdrawals must be at least $100                    Call 800-366-6264 for instructions
WITHDRAWALS
------------------------------------------------------------------------------------------------------------------------------------

                                                         16 YOUR INVESTMENT

RETIREMENT PLANS
-> GRAPHIC OMITTED

WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED PLANS FOR RETIREMENT SAVING:

TRADITIONAL IRAS ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY ARE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAS OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.

ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF PLANS OR ACCOUNTS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-366-6264 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT PLAN OR ACCOUNT.

o    MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or investment order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes an effort to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

o    PORTFOLIO HOLDINGS POLICY

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

The complete portfolio holdings for the Fund is available at http://www.nb.com/ind/ mutual_funds/prospectuses/ 15-30 days after each month-end. The Fund's complete portfolio holdings will remain available at www.nb.com until the subsequent month-end holdings have been posted. Complete holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

                               17 YOUR INVESTMENT

o    FUND STRUCTURE

The Fund uses a "multiple class" structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Fund.










                               18 YOUR INVESTMENT

--------------------------------------------------------------------------------

NEUBERGER BERMAN EQUITY FUNDS
INSTITUTIONAL CLASS SHARES

No load, sales charges or 12b-1 fees


If you would like further details on this Fund you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- The shareholder reports offer information about the Fund's recent performance, including:

o a discussion by the Portfolio Manager about strategies and market conditions that significantly affected the Fund's performance during the last fiscal year
o    Fund performance data and financial statements
o    portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on this Fund, including:

o    various types of securities and practices, and their risks
o    investment limitations and additional policies
o    information about the Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC

-> OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A dUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO publicinfo@sec.gov OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-0102. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.



NEUBERGER BERMAN GRAPHIC OMITTED
A LEHMAN BROTHERS COMPANY

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SERVICES
800.366.6264

www.nb.com
G0081 03/06 SEC File Number:  811-582

--------------------------------------------------------------------------------

                          NEUBERGER BERMAN EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                           Institutional Class Shares

                             DATED MARCH 31, 2006

Neuberger Berman PARTNERS Fund                     Neuberger Berman REGENCY Fund
--------------------------------------------------------------------------------

                          605 Third Avenue, 2nd Floor,
                             New York, NY 10158-0180
                             Toll-Free 800-877-9700



     Neuberger Berman PARTNERS Fund and Neuberger Berman REGENCY Fund (each a "Fund") are mutual funds that offer shares pursuant to Prospectuses dated March 31, 2006.

     The Prospectus for your share class provides more information about the Funds that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

     No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

     The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

                                TABLE OF CONTENTS

                                                                            Page


INVESTMENT INFORMATION.........................................................1
         Investment Policies and Limitations...................................1
         Cash Management and Temporary Defensive Positions.....................3

PERFORMANCE INFORMATION.......................................................19
         Average Annual Total Return Computations.............................19
         Average Annual Total Return After Taxes on Distributions.............19
         Average Annual Total Return After Taxes on Distributions and Sale
         of Fund Shares.......................................................20

CERTAIN RISK CONSIDERATIONS...................................................20

TRUSTEES AND OFFICERS.........................................................20

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................37
         Investment Manager and Administrator.................................37
         Sub-Adviser..........................................................39
         Portfolio Manager Information........................................40
         Investment Companies Managed.........................................42
         Codes of Ethics......................................................44
         Management and Control of NB Management and Neuberger Berman.........45

DISTRIBUTION ARRANGEMENTS.....................................................45

ADDITIONAL PURCHASE INFORMATION...............................................46
         Share Prices and Net Asset Value.....................................46

ADDITIONAL EXCHANGE INFORMATION...............................................48

ADDITIONAL REDEMPTION INFORMATION.............................................53
         Suspension of Redemptions............................................53
         Redemptions in Kind..................................................53

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................53

ADDITIONAL TAX INFORMATION....................................................54
         Taxation of the Funds................................................54
         Taxation of the Funds' Shareholders..................................57

FUND TRANSACTIONS.............................................................58
         Commission Recapture Program and Expense Offset Arrangement..........62
         Portfolio Turnover...................................................63
         Proxy Voting.........................................................63

PORTFOLIO HOLDINGS DISCLOSURE.................................................64

REPORTS TO SHAREHOLDERS.......................................................66

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................66

CUSTODIAN AND TRANSFER AGENT..................................................67

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................68

LEGAL COUNSEL.................................................................68

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................68

REGISTRATION STATEMENT........................................................68

FINANCIAL STATEMENTS..........................................................68

APPENDIX A - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

                             INVESTMENT INFORMATION

     Each Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

     The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

               (1) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

               (2) a majority of the outstanding shares of the Fund.

     These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

     Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

     The following investment policies and limitations are fundamental and apply to both Funds unless otherwise indicated:

     1. BORROWING. Neither Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     2. COMMODITIES. Neither Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

     3. DIVERSIFICATION. Neither Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. INDUSTRY CONCENTRATION. Neither Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

     5. LENDING. Neither Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE. Neither Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

     7. SENIOR SECURITIES. Neither Fund may issue senior securities, except as permitted under the 1940 Act.

     8. UNDERWRITING. Neither Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

     Each Fund has the following fundamental investment policy:

               Notwithstanding  any  other  investment  policy  of the
          Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     The following investment policies and limitations are non-fundamental and apply to each Fund unless otherwise indicated:

     1.  BORROWING.   Neither  Fund  may  purchase   securities  if  outstanding
borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

     2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, neither Fund may make any loans other than securities loans.

     3. MARGIN TRANSACTIONS. Neither Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     4. FOREIGN SECURITIES. Neither Fund may invest more than 10% of the value of its total assets in securities denominated in foreign currency.

     These policies do not limit investment in American Depository Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

     5. ILLIQUID SECURITIES. Neither Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     6. EQUITY SECURITIES. Each Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders. As used in this policy, "assets" means net assets plus the amount of any borrowing for investment purposes.

CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, each Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     Pursuant to an exemptive order received from the SEC, each Fund also may invest in shares of a money market fund and an unregistered fund, each managed by NB Management or an affiliate, to manage uninvested cash (which will only be invested in shares of a money market fund) and cash collateral received in connection with securities lending. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. Investments of uninvested cash in shares of registered money market funds managed by NB Management or an affiliate are limited to amounts not exceeding 25% of the investing fund's total assets.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

     One or both of the Funds, as indicated below, may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of each Fund's principal strategies are discussed in the Prospectuses. They may not buy all of the types of securities or use all of the investment techniques that are described.

     ILLIQUID SECURITIES. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions that could be costly to the Funds.

     POLICIES AND LIMITATIONS. Each Fund may invest up to 15% of its net assets in illiquid securities.

     REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. Neither Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     SECURITIES LOANS. Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Funds may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

     Policies and Limitations. Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES. Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

     POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund's obligations under the agreement.

     FOREIGN SECURITIES. Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds' rights as investors.

     Each Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     The Funds may invest in ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and International Depository Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

     POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities, a Fund may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within those limitations, however, neither of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency.

     Investments in securities of foreign issuers are subject to each Fund's quality standards. Each Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

     TECHNOLOGY SECURITIES. These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

     The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND
         INDICES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES
                    (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

     FUTURES CONTRACTS AND OPTIONS THEREON.
     -------------------------------------

     For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

     A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

     U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

     "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.

     Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter party to a contract executed on a DTEF.

     Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

     POLICIES AND LIMITATIONS. Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     CALL OPTIONS ON SECURITIES. Each of the Funds may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

     When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds' total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

     POLICIES AND LIMITATIONS. Each Fund may write covered call options and may purchase call options in related closing transactions. Each Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Funds will not do).

     A Fund would purchase a call option to offset a previously written call option.

     GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

     Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

     The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     POLICIES AND LIMITATIONS. Each Fund may use American-style options.

     The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     PUT AND CALL OPTIONS ON SECURITIES INDICES. For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

     Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

     POLICIES AND LIMITATIONS. All securities index options purchased by the Funds will be listed and traded on an exchange.

     FOREIGN CURRENCY TRANSACTIONS. Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Funds also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Funds enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

     NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

     POLICIES AND LIMITATIONS. The Funds may enter into forward contracts for the purpose of hedging and not for speculation.

     OPTIONS ON FOREIGN CURRENCIES. Each Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

     POLICIES AND LIMITATIONS. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. If a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

     POLICIES AND LIMITATIONS. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

     GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.

     Each Fund's use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if it is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

     POLICIES AND LIMITATIONS. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

     FIXED INCOME SECURITIES. While the emphasis of the Funds' investment programs is on common stocks and other equity securities, the Funds may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may invest in investment grade corporate bonds and debentures. The debt securities in which the Funds may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. Neuberger Berman PARTNERS and Neuberger Berman REGENCY Funds each may invest in corporate debt securities rated below investment grade.

     U.S.  Government  Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal

National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

     "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

     The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

     Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman PARTNERS or Neuberger Berman REGENCY Funds warrants exposure to the additional level of risk.

     POLICIES AND LIMITATIONS. Each Fund normally may invest up to 20% of its total assets in debt securities. Each Fund may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities.

     Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. Each Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 15% of its net assets.

     Although these Funds do not presently intend to invest in debt securities, they may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

     COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

     POLICIES AND LIMITATIONS. The Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality.

     ZERO COUPON SECURITIES. The Funds may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

     The discount on zero coupon securities ("original issue discount" or "OID") must be included in gross income ratably by each such Fund prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See "Additional Tax Information."

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

     CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objectives.

     POLICIES AND LIMITATIONS. Convertible debt securities are subject to each Fund's investment policies and limitations concerning fixed income securities.

     PREFERRED STOCK. Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     OTHER INVESTMENT COMPANY SECURITIES. Each Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     As a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Funds do not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, each Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate.

     TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

                             PERFORMANCE INFORMATION

     Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

AVERAGE ANNUAL TOTAL RETURN COMPUTATIONS
----------------------------------------

     Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                        n
                                  P(1+T)  = ERV

     Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

     NB Management may from time to time waive a portion of its fees due from any Fund or reimburse a Fund for a portion of its expenses. Such action has the effect of increasing total return. Actual reimbursements and waivers are described in the Prospectuses and in "Investment Management and Administration Services" below.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------

     An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions but not after taxes on redemption ("ATV ") of a
                                                                      D
hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ATV
                                              D

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

     An average annual rate of return after taxes on distribution and sale of Fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions and sale of Fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

                           CERTAIN RISK CONSIDERATIONS

     Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.

                              TRUSTEES AND OFFICERS

     The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

INFORMATION ABOUT THE BOARD OF TRUSTEES
---------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                              Portfolios in    Other Directorships
                         Position and                                         Fund Complex      Held Outside Fund
Name, Age, and          Length of Time                                         Overseen by       Complex by Fund
Address (1)                Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)         Trustee
-----------                ----------        ---------------------------     ----------------         -------
---------------------------------------------------------------------------------------------------------------------

Independent Fund Trustees
---------------------------------------------------------------------------------------------------------------------
John Cannon (76)         Trustee since    Consultant; formerly, Chairman,           48         Independent Trustee
                              2000        CDC Investment Advisers                              or Director of three
                                          (registered investment adviser),                     series of
                                          1993 to January 1999; formerly,                      Oppenheimer Funds:
                                          President and Chief Executive                        Limited Term New
                                          Officer, AMA Investment                              York Municipal Fund,
                                          Advisors, an affiliate of the                        Rochester Fund
                                          American Medical Association.                        Municipals, and
                                                                                               Oppenheimer
                                                                                               Convertible
                                                                                               Securities Fund
                                                                                               since 1992.

---------------------------------------------------------------------------------------------------------------------

Faith Colish (70)        Trustee since    Counsel, Carter Ledyard &                 48         Advisory Director,
                              1982        Milburn LLP (law firm) since                         ABA Retirement Funds
                                          October 2002; formerly,                              (formerly, American
                                          Attorney-at-Law and President,                       Bar Retirement
                                          Faith Colish, A Professional                         Association (ABRA))
                                          Corporation, 1980 to 2002.                           since 1997
                                                                                               (not-for-profit
                                                                                               membership
                                                                                               association).

---------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (68)      Trustee since    President, C.A. Harvey                    48         Formerly, President,
                              2000        Associates since October 2001;                       Board of Associates
                                          formerly, Director, AARP, 1978                       to The National
                                          to December 2001.                                    Rehabilitation
                                                                                               Hospital's Board of
                                                                                               Directors, 2001 to
                                                                                               2002; formerly, Member,
                                                                                               Individual Investors
                                                                                               Advisory Committee to
                                                                                               the New York Stock
                                                                                               Exchange Board of
                                                                                               Directors, 1998 to June
                                                                                               2002.

---------------------------------------------------------------------------------------------------------------------

                                                          21


---------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                              Portfolios in    Other Directorships
                         Position and                                         Fund Complex      Held Outside Fund
Name, Age, and          Length of Time                                         Overseen by       Complex by Fund
Address (1)                Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)         Trustee
-----------                ----------        ---------------------------     ----------------         -------
---------------------------------------------------------------------------------------------------------------------

Barry Hirsch (73)        Trustee since    Attorney-at-Law; formerly,                48         None.
                              2000        Senior Counsel, Loews
                                          Corporation (diversified financial
                                          corporation), May 2002 to April 2003;
                                          formerly, Senior Vice President,
                                          Secretary and General Counsel, Loews
                                          Corporation.

---------------------------------------------------------------------------------------------------------------------

Robert A. Kavesh (78)    Trustee since    Marcus Nadler Professor Emeritus          48         Director, The Caring
                              2000        of Finance and Economics, New                        Community
                                          York University Stern School of                      (not-for-profit);
                                          Business; formerly, Executive                        formerly, Director,
                                          Secretary-Treasurer, American                        DEL Laboratories,
                                          Finance Association, 1961 to                         Inc. (cosmetics and
                                          1979.                                                pharmaceuticals),
                                                                                               1978 to 2004;
                                                                                               formerly, Director,
                                                                                               Apple Bank for
                                                                                               Savings, 1979 to
                                                                                               1990; formerly,
                                                                                               Director, Western
                                                                                               Pacific Industries,
                                                                                               Inc., 1972 to 1986
                                                                                               (public company).

---------------------------------------------------------------------------------------------------------------------

Howard A. Mileaf (69)    Trustee since    Retired; formerly, Vice                   48         Director,
                              1984        President and General Counsel,                       Webfinancial
                                          WHX Corporation (holding                             Corporation (holding
                                          company), 1993 to 2001.                              company) since
                                                                                               December 2002;
                                                                                               formerly, Director WHX
                                                                                               Corporation (holding
                                                                                               company), January 2002
                                                                                               to June 2005; formerly,
                                                                                               Director, State Theatre
                                                                                               of New Jersey
                                                                                               (not-for-profit
                                                                                               theater), 2000 to 2005;
                                                                                               formerly, Director,
                                                                                               Kevlin Corporation
                                                                                               (manufacturer of
                                                                                               microwave and other
                                                                                               products).

---------------------------------------------------------------------------------------------------------------------

                                                          22


---------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                              Portfolios in    Other Directorships
                         Position and                                         Fund Complex      Held Outside Fund
Name, Age, and          Length of Time                                         Overseen by       Complex by Fund
Address (1)                Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)         Trustee
-----------                ----------        ---------------------------     ----------------         -------
---------------------------------------------------------------------------------------------------------------------

Edward I. O'Brien (77)   Trustee since    Formerly, Member, Investment              48         Director, Legg
                              1993        Policy Committee, Edward Jones,                      Mason, Inc.
                                          1993 to 2001; President,                             (financial services
                                          Securities Industry Association                      holding company)
                                          ("SIA") (securities industry's                       since 1993;
                                          representative in government                         formerly, Director,
                                          relations and regulatory matters                     Boston Financial
                                          at the federal and state                             Group (real estate
                                          levels),  1974 to 1992; Adviser                      and tax shelters),
                                          to SIA, November 1992 to                             1993 to 1999.
                                          November 1993.

---------------------------------------------------------------------------------------------------------------------

William E. Rulon (73)    Trustee since    Retired; formerly, Senior Vice            48         Formerly, Director,
                              1986        President, Foodmaker, Inc.                           Pro-Kids Golf and
                                          (operator and franchiser of                          Learning Academy
                                          restaurants) until January 1997.                     (teach golf and
                                                                                               computer usage to
                                                                                               "at risk" children),
                                                                                               1998 to 2006;
                                                                                               formerly, Director,
                                                                                               Prandium, Inc.
                                                                                               (restaurants), March
                                                                                               2001 to  July 2002.

---------------------------------------------------------------------------------------------------------------------

Cornelius T. Ryan (74)   Trustee since    Founding General Partner, Oxford          48         None.
                              1982        Partners and Oxford Bioscience
                                          Partners (venture capital investing)
                                          and President, Oxford Venture
                                          Corporation since 1981.

---------------------------------------------------------------------------------------------------------------------

                                                          23


---------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                              Portfolios in    Other Directorships
                         Position and                                         Fund Complex      Held Outside Fund
Name, Age, and          Length of Time                                         Overseen by       Complex by Fund
Address (1)                Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)         Trustee
-----------                ----------        ---------------------------     ----------------         -------
---------------------------------------------------------------------------------------------------------------------

Tom D. Seip (56)         Trustee since    General Partner, Seip                     48         Director, H&R Block,
                           2000; Lead     Investments LP (a private                            Inc. (financial
                          Independent     investment partnership);                             services company)
                            Trustee       formerly, President and CEO,                         since May 2001;
                         beginning 2006   Westaff, Inc. (temporary                             Director, America
                                          staffing), May 2001 to January                       One Foundation since
                                          2002; formerly, Senior Executive                     1998; formerly,
                                          at the Charles Schwab                                Director, Forward
                                          Corporation, 1983 to 1999,                           Management, Inc.
                                          including Chief Executive                            (asset management
                                          Officer, Charles Schwab                              company), 1999 to
                                          Investment Management, Inc. and                      2006; formerly
                                          Trustee, Schwab Family of Funds                      Director, E-Bay
                                          and Schwab Investments, 1997 to                      Zoological Society,
                                          1998, and Executive Vice                             1999 to 2003;
                                          President-Retail Brokerage,                          formerly, Director,
                                          Charles Schwab Investment                            General Magic (voice
                                          Management,1994 to 1997.                             recognition
                                                                                               software), 2001 to
                                                                                               2002; formerly,
                                                                                               Director, E-Finance
                                                                                               Corporation (credit
                                                                                               decisioning services),
                                                                                               1999 to 2003; formerly,
                                                                                               Director,
                                                                                               Save-Daily.com (micro
                                                                                               investing services),
                                                                                               1999 to 2003.

---------------------------------------------------------------------------------------------------------------------

                                                          24

---------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                              Portfolios in    Other Directorships
                         Position and                                         Fund Complex      Held Outside Fund
Name, Age, and          Length of Time                                         Overseen by       Complex by Fund
Address (1)                Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)         Trustee
-----------                ----------        ---------------------------     ----------------         -------
---------------------------------------------------------------------------------------------------------------------

Candace L. Straight      Trustee since    Private investor and consultant           48         Director, National
(58)                          2000        specializing in the insurance                        Atlantic Holdings
                                          industry; formerly, Advisory                         Corporation
                                          Director, Securitas Capital LLC                      (property and
                                          (a global private equity                             casualty insurance
                                          investment firm dedicated to                         company) since 2004;
                                          making investments in the                            Director, The
                                          insurance sector), 1998 to                           Proformance
                                          December 2003.                                       Insurance Company
                                                                                               (personal lines
                                                                                               property and casualty
                                                                                               insurance company)
                                                                                               since March 2004;
                                                                                               Director, Providence
                                                                                               Washington Insurance
                                                                                               Company (property and
                                                                                               casualty insurance
                                                                                               company) since December
                                                                                               1998; formerly,
                                                                                               Director, Summit Global
                                                                                               Partners (insurance
                                                                                               brokerage firm, 2000 to
                                                                                               2005.

---------------------------------------------------------------------------------------------------------------------

Peter P. Trapp (61)      Trustee since    Regional Manager for                      48         None.
                              2000        Mid-Southern Region, Ford Motor
                                          Credit Company since September
                                          1997; formerly, President, Ford
                                          Life Insurance Company, April
                                          1995 to August 1997.

---------------------------------------------------------------------------------------------------------------------

                                                          25

---------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                              Portfolios in    Other Directorships
                         Position and                                         Fund Complex      Held Outside Fund
Name, Age, and          Length of Time                                         Overseen by       Complex by Fund
Address (1)                Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)         Trustee
-----------                ----------        ---------------------------     ----------------         -------
---------------------------------------------------------------------------------------------------------------------

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
---------------------------------------------------------------------------------------------------------------------

Jack L. Rivkin* (65)     President and    Executive Vice President and              48         Director, Dale
                         Trustee since    Chief Investment Officer,                            Carnegie and
                              2002        Neuberger Berman Inc. (holding                       Associates, Inc.
                                          company) since 2002 and 2003,                        (private company)
                                          respectively; Managing Director                      since 1998;
                                          and Chief Investment Officer,                        Director, Solbright,
                                          Neuberger Berman since December                      Inc. (private
                                          2005 and 2003, respectively;                         company) since 1998.
                                          formerly, Executive Vice
                                          President, Neuberger Berman, December
                                          2002 to 2005; Director and Chairman,
                                          NB Management since December 2002;
                                          formerly, Executive Vice President,
                                          Citigroup Investments, Inc., September
                                          1995 to February 2002; formerly,
                                          Executive Vice President, Citigroup
                                          Inc., September 1995 to February 2002.


---------------------------------------------------------------------------------------------------------------------

Peter E. Sundman* (46)  Chairman of the   Executive Vice President,                 48         Director and Vice
                          Board, Chief    Neuberger Berman Inc. (holding                       President,
                           Executive      company) since 1999; Head of                         Neuberger & Berman
                          Officer and     Neuberger Berman Inc.'s Mutual                       Agency, Inc. since
                         Trustee since    Funds Business (since 1999) and                      2000; formerly,
                              1999        Institutional Business (1999 to                      Director, Neuberger
                                          October 2005); responsible for                       Berman Inc. (holding
                                          Managed Accounts Business and                        company), October
                                          intermediary distribution since                      1999 to March 2003;
                                          October 1999; President and                          Trustee, Frost
                                          Director, NB Management since                        Valley YMCA;
                                          1999; Managing Director,                             Trustee, College of
                                          Neuberger Berman since 2005;                         Wooster.
                                          formerly, Executive Vice
                                          President, Neuberger Berman, 1999 to
                                          December 2005; formerly, Principal,
                                          Neuberger Berman, 1997 to 1999;
                                          formerly, Senior Vice President, NB
                                          Management, 1996 to 1999.

---------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST
-------------------------------------------


                                              Position and Length of
                                              ----------------------
Name, Age, and Address (1)                       Time Served (2)                       Principal Occupation(s) (3)
--------------------------                       ---------------                       ---------------------------
Andrew B. Allard (44)                     Anti-Money Laundering Compliance    Senior Vice President, Neuberger Berman
                                                 Officer since 2002           since 2006; Deputy General Counsel,
                                                                              Neuberger Berman since 2004; formerly,
                                                                              Vice President, Neuberger Berman, 2000
                                                                              to 2006; formerly, Associate General
                                                                              Counsel, Neuberger Berman, 1999 to 2004;
                                                                              formerly, Associate General Counsel, NB
                                                                              Management, 1994 to 1999; Anti-Money
                                                                              Laundering Compliance Officer, fifteen
                                                                              registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator (seven since
                                                                              2002, three since 2003, four since 2004
                                                                              and one since 2005).

Michael J. Bradler (36)                    Assistant Treasurer since 2005     Vice President, Neuberger Berman since 2006;
                                                                              Employee, NB Management since 1997;
                                                                              Assistant Treasurer, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (fifteen since 2005).

                                                          27


                                              Position and Length of
                                              ----------------------
Name, Age, and Address (1)                       Time Served (2)                       Principal Occupation(s) (3)
--------------------------                       ---------------                       ---------------------------

Claudia A. Brandon (49)                         Secretary since 1985          Vice President-Mutual Fund Board Relations,
                                                                              NB Management since 2000 and Assistant
                                                                              Secretary since 2004; Vice President,
                                                                              Neuberger Berman since 2002 and Employee
                                                                              since 1999; formerly, Vice President, NB
                                                                              Management, 1986 to 1999; Secretary, fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (three since 2000, four since
                                                                              2002, three since 2003, four since 2004 and
                                                                              one since 2005).

Robert Conti (49)                            Vice President since 2000        Senior Vice President, Neuberger Berman
                                                                              since 2003; formerly, Vice President,
                                                                              Neuberger Berman, 1999 to 2003; Senior Vice
                                                                              President, NB Management since 2000;
                                                                              formerly, Controller, NB Management, 1994 to
                                                                              1996; formerly, Treasurer, NB Management,
                                                                              1996 to 1999; Vice President, fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (three since 2000, four since
                                                                              2002, three since 2003, four since 2004 and
                                                                              one since 2005).

Brian J. Gaffney (52)                        Vice President since 2000        Managing Director, Neuberger Berman since
                                                                              1999; Senior Vice President, NB Management
                                                                              since 2000; formerly, Vice President, NB
                                                                              Management, 1997 to 1999; Vice President,
                                                                              fifteen registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator (three since 2000,
                                                                              four since 2002, three since 2003, four
                                                                              since 2004 and one since 2005).

Maxine L. Gerson (55)                   Chief Legal Officer since 2005        Senior Vice President, Neuberger Berman
                                        (only for purposes of sections 307    since 2002; Deputy General Counsel and
                                        and 406 of the Sarbanes-Oxley Act     Assistant Secretary, Neuberger Berman since
                                        of 2002)                              2001; formerly, Vice President, Neuberger
                                                                              Berman, 2001 to 2002; formerly,
                                                                              Associate General Counsel, Neuberger
                                                                              Berman, 2001; formerly, Counsel,
                                                                              Neuberger Berman, 2000; Secretary and
                                                                              General Counsel, NB Management since
                                                                              2004.

                                                          28


                                              Position and Length of
                                              ----------------------
Name, Age, and Address (1)                       Time Served (2)                       Principal Occupation(s) (3)
--------------------------                       ---------------                       ---------------------------

Sheila R. James (40)                       Assistant Secretary since 2002     Employee, Neuberger Berman since 1999;
                                                                              formerly, Employee, NB Management, 1991 to
                                                                              1999; Assistant Secretary, fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (seven since 2002, three since
                                                                              2003, four since 2004 and one since 2005).

Kevin Lyons (50)                           Assistant Secretary since 2003     Employee, Neuberger Berman since 1999;
                                                                              formerly, Employee, NB Management, 1993 to
                                                                              1999; Assistant Secretary, fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (ten since 2003, four since
                                                                              2004 and one since 2005).

John M. McGovern (36)                    Treasurer and Principal Financial    Vice President, Neuberger Berman since 2004;
                                         and Accounting Officer since 2005;   Employee, NB Management since 1993;
                                         prior thereto, Assistant Treasurer   Treasurer and Principal Financial and
                                                     since 2002               Accounting Officer, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (fifteen since 2005); formerly, Assistant
                                                                              Treasurer, fifteen registered investment
                                                                              companies for which NB Management acts as
                                                                              investment manager and administrator, 2002
                                                                              to 2005.

Frank Rosato (34)                          Assistant Treasurer since 2005     Vice President, Neuberger Berman since 2006;
                                                                              Employee, NB Management since 1995;
                                                                              Assistant Treasurer, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (fifteen since 2005).

Frederic B. Soule (59)                       Vice President since 2000        Senior Vice President, Neuberger Berman
                                                                              since 2003; formerly, Vice President,
                                                                              Neuberger Berman, 1999 to 2003; formerly,
                                                                              Vice President, NB Management, 1995 to 1999;
                                                                              Vice President, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (three since 2000, four since 2002, three
                                                                              since 2003, four since 2004 and one since
                                                                              2005).

                                                          29


                                              Position and Length of
                                              ----------------------
Name, Age, and Address (1)                       Time Served (2)                       Principal Occupation(s) (3)
--------------------------                       ---------------                       ---------------------------

Chamaine Williams (35)                  Chief Compliance Officer since 2005   Vice President, Lehman Brothers Inc. since
                                                                              2003; Chief Compliance Officer, fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (fifteen since 2005); Chief
                                                                              Compliance Officer, Lehman Brothers Asset
                                                                              Management Inc. since 2003; Chief Compliance
                                                                              Officer, Lehman Brothers Alternative
                                                                              Investment Management LLC since 2003;
                                                                              formerly, Vice President, UBS Global Asset
                                                                              Management (US) Inc. (formerly, Mitchell
                                                                              Hutchins Asset Management, a wholly-owned
                                                                              subsidiary of PaineWebber Inc.), 1997-2003.


     (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

     (2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

     (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

THE BOARD OF TRUSTEES
---------------------

     The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

     AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; and (e) to act as a liaison between the Funds' independent registered public accounting firms and the full

Board. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31 2005, the Committee met seven times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon, Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman) and Edward I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee met one time. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Barry Hirsch, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee met one time.

     EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C.

Anne Harvey (Chairwoman), Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2005, the Committee met five times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are John Cannon, Faith Colish, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee met eight times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee met two times.

     The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Officers and trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Effective July 1, 2005, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees will determine whether a fee is warranted, provided, however, that no fee is normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee receives $5,000 per year and each member of the Audit Committee, including the Chair, receives $1,000 for each Audit Committee meeting he or she attends in-person or by telephone. No additional compensation is provided for service on any other Board committee. The Lead Independent Trustee receives an additional $20,000 per year. The Neuberger Berman Funds continue to reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each Neuberger Berman Fund based on a method the Board of Trustees finds reasonable.

     The following table sets forth information concerning the compensation of Fund Trustees. Neuberger Berman Equity Funds does not have any retirement plan for its trustees.

                              TABLE OF COMPENSATION
                          FOR FISCAL YEAR ENDED 8/31/05
                          -----------------------------

                                                                            Total Compensation from Investment
                                              Aggregate Compensation         Companies in the Neuberger Berman
Name and Position with the Trust                  from the Trust             Fund Complex Paid to Fund Trustees
---------------------------------                 --------------             ----------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon                                                $27,441                                      $91,396
Trustee

Faith Colish                                               $25,380                                      $84,394
Trustee

C. Anne Harvey                                             $25,380                                      $84,394
Trustee

Barry Hirsch                                               $25,380                                      $84,394
Trustee

Robert A. Kavesh                                           $23,072                                      $76,894
Trustee

Howard A. Mileaf                                           $25,380                                      $84,394
Trustee

Edward I. O'Brien                                          $25,380                                      $84,394
Trustee

William E. Rulon                                           $23,072                                      $76,894
Trustee

Cornelius T. Ryan                                          $28,928                                      $96,366
Trustee

Tom Decker Seip                                            $27,126                                      $90,370
Trustee

                                                        33


                                                                            Total Compensation from Investment
                                              Aggregate Compensation         Companies in the Neuberger Berman
Name and Position with the Trust                  from the Trust               Fund Complex Paid to Trustees
---------------------------------                 --------------               -----------------------------

Candace L. Straight                                        $25,380                                      $84,394
Trustee

Peter P. Trapp                                             $27,441                                      $91,396
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                                  $0                                           $0
Trustee

Peter E. Sundman                                                $0                                           $0
Trustee

     On March 29, 2006, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

OWNERSHIP OF SECURITIES
-----------------------

     Set forth below is the dollar range of equity securities owned by each Fund Trustee as of December 31, 2005.


---------------------------------------------
                        Partners  Regency
                        Fund      Fund
---------------------------------------------
INDEPENDENT FUND TRUSTEES
---------------------------------------------
John Cannon                A          A
---------------------------------------------
Faith Colish               B          B
---------------------------------------------
C. Anne Harvey             A          A
---------------------------------------------
Barry Hirsch               A          A
---------------------------------------------
Robert A. Kavesh           A          A
---------------------------------------------
Howard A. Mileaf           A          B
---------------------------------------------
Edward I. O'Brien          E          A
---------------------------------------------
William E. Rulon           A          A
---------------------------------------------
Cornelius T. Ryan          A          A
---------------------------------------------
Tom Decker Seip            A          A
---------------------------------------------
Candace L. Straight        E          A
---------------------------------------------
Peter P. Trapp             A          C
---------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
---------------------------------------------
Jack L. Rivkin             A          A
---------------------------------------------
Peter E. Sundman           D          A
----------------------- --------- -----------

A = None; B = $1-$10,000; C = $10,000 - $50,000; D = $50,000-$100,000;
E = over $100,000

The following table shows the aggregate dollar range that each Trustee held in all the funds in the Neuberger Berman Fund Family.

--------------------------------------------------------------------------------
NAME OF FUND TRUSTEE                     AGGREGATE DOLLAR RANGE OF EQUITY
                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                         COMPANIES OVERSEEN BY FUND TRUSTEE IN
                                         FAMILY OF INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                                                None
--------------------------------------------------------------------------------
Faith Colish                                                   $50,000-$100,000
--------------------------------------------------------------------------------
C. Anne Harvey                                                             None
--------------------------------------------------------------------------------
Barry Hirsch                                                               None
--------------------------------------------------------------------------------
Robert A. Kavesh                                                $10,000-$50,000
--------------------------------------------------------------------------------
Howard A. Mileaf                                               $50,000-$100,000
--------------------------------------------------------------------------------
Edward I. O'Brien                                                 Over $100,000
--------------------------------------------------------------------------------
William E. Rulon                                                     $1-$10,000
--------------------------------------------------------------------------------
Cornelius T. Ryan                                                          None
--------------------------------------------------------------------------------
Tom Decker Seip                                                            None
--------------------------------------------------------------------------------
Candace L. Straight                                               Over $100,000
--------------------------------------------------------------------------------
Peter P. Trapp                                                 $50,000-$100,000
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                                             None
--------------------------------------------------------------------------------
Peter E. Sundman                                                  Over $100,000
--------------------------------------------------------------------------------
     * Valuation as of December 31, 2005.

INDEPENDENT FUND TRUSTEES OWNERSHIP OF SECURITIES

     No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

     NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated November 3, 2003 ("Management Agreement").

     The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

     NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Each Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

     NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Institutional Class of each Fund pursuant to an administration agreement with the Trust, dated June 13, 2005 ("Administration Agreement"). For such administrative services, the Institutional Class of each Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

     Under the Administration Agreement, NB Management also provides to the Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third-party investment providers, such as brokers, banks, or pension administrators ("Institutions"). NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or Institutions in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the Institutions solicit and gather shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

     NB Management enters into administrative services agreements with Institutions pursuant to which it compensates Institutions for accounting, recordkeeping and other services that they provide in connection with investments in the Funds.

     From time to time, a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

     Institutions may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with Institutions for only those services they may legally provide. If, due to a change in laws governing Institutions or in the interpretation of any such law, an Institution is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------

     For investment management services, each Fund pays NB Management a fee at the annual rate of 0.55% of the first $250 million of that Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     For administrative services, the Institutional Class of each Fund will pay NB Management a fee at the annual rate of 0.15% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent, NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate such third parties for accounting and other services.

WAIVERS AND REIMBURSEMENTS
--------------------------

     NB Management has undertaken to provide certain waivers or reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a class-by-class basis.

INSTITUTIONAL CLASS
-------------------

     NB Management has contractually undertaken to reimburse or waive the Institutional Class of Neuberger Berman PARTNERS Fund, so that the total operating expenses of the Neuberger Berman Institutional Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.70% of average daily net assets. This undertaking lasts until August 31, 2009.

     The Institutional Class of Neuberger Berman PARTNERS Fund has agreed to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.70% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     NB Management has contractually undertaken to reimburse or waive the Institutional Class of Neuberger Berman REGENCY Fund so that the total operating expenses of the Neuberger Berman Institutional Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.75% of average daily net assets. This undertaking lasts until August 31, 2009.

     The Institutional Class of Neuberger Berman REGENCY Fund has agreed to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.75% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     The Management Agreement continues until October 31, 2006. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until October 31, 2006. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

     The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

SUB-ADVISER
-----------

     NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement").

     The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

     The Sub-Advisory Agreement continues until October 31, 2006 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

     Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

PORTFOLIO MANAGER INFORMATION
-----------------------------

     OTHER ACCOUNTS MANAGED
     ----------------------

     The table below lists the Portfolio Manager of each Fund as of August 31, 2005.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER                      FUND(S) MANAGED
--------------------------------------------------------------------------------
S. BASU MULLICK         Neuberger Berman PARTNERS Fund
                        Neuberger Berman REGENCY Fund

--------------------------------------------------------------------------------

     The table below describes the other accounts for which each Portfolio Manager has day-to-day management responsibility as of August 31, 2005.


                                                                  NUMBER OF ACCOUNTS      ASSETS MANAGED FOR WHICH
                                 NUMBER OF      TOTAL ASSETS       MANAGED FOR WHICH           ADVISORY FEE IS
                                  ACCOUNTS        MANAGED           ADVISORY FEE IS           PERFORMANCE-BASED
       TYPE OF ACCOUNT            MANAGED       ($ MILLIONS)       PERFORMANCE-BASED            ($ MILLIONS)
S. BASU MULLICK

Registered Investment                4             $3,498                  0                         $0
Companies*

Other Pooled Investment              0               $0                    0                         $0
Vehicles

Other Accounts**                     6             $3,373                  0                         $0

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

     CONFLICTS OF INTEREST
     ---------------------

     Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     COMPENSATION
     ------------

     A portion of the compensation paid to the Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Manager is paid a base salary that is not dependent on performance. The Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

     The Funds' Portfolio Manager has always had a degree of independence that he would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

     In  addition,   there  are  additional  stock  and  option  award  programs available.

     NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

     OWNERSHIP OF SECURITIES
     -----------------------

     Set forth below is the dollar range of equity securities beneficially owned by the Portfolio Manager in the Funds that the Portfolio Manager manages as of August 31, 2005.

--------------------------------------------------------------------------------

                                                            DOLLAR RANGE OF
      PORTFOLIO MANAGER          FUND(S) MANAGED           EQUITY SECURITIES
                                                           OWNED IN THE FUND
--------------------------------------------------------------------------------
S. Basu Mullick            Neuberger Berman PARTNERS Fund          A
--------------------------------------------------------------------------------
                           Neuberger Berman REGENCY Fund           A
--------------------------------------------------------------------------------
         A = None                                        E = $100,001-$500,000

         B = $1-$10,000                                  F = $500,001-$1,000,000

         C = $10,001 - $50,000                           G = Over $1,000,001

         D = $50,001-$100,000


INVESTMENT COMPANIES MANAGED
----------------------------

As of December 31, 2005, the investment companies managed by NB Management had aggregate net assets of approximately $32.5 billion. NB Management currently serves as investment manager of the following investment companies:

                                                                     APPROXIMATE
                                                                   NET ASSETS AT
NAME                                                           DECEMBER 31, 2005
----                                                           -----------------

National Municipal Money Fund.......................................$200,000,010

Neuberger Berman Cash Reserves......................................$485,037,514

Neuberger Berman Government Money Fund..............................$345,418,424

Neuberger Berman High Income Bond Fund..............................$718,594,320

Lehman Brothers Core Bond Fund.......................................$74,844,999

Lehman Brothers Municipal Money Fund................................$549,239,538

Lehman Brothers New York Municipal Money Fund.......................$100,000,010

Neuberger Berman Limited Maturity Bond Fund.........................$168,896,013

Neuberger Berman Municipal Securities Trust..........................$33,794,361

                                                                     APPROXIMATE
                                                                   NET ASSETS AT
NAME                                                           DECEMBER 31, 2005
----                                                           -----------------

Neuberger Berman Strategic Income Fund...............................$24,843,484

Tax-Free Money Fund.................................................$400,000,010

Neuberger Berman Century Fund........................................$10,654,095

Neuberger Berman Fasciano Fund......................................$551,036,534

Neuberger Berman Focus Fund.......................................$1,274,540,064

Neuberger Berman Genesis Fund....................................$11,401,947,862

Neuberger Berman Guardian Fund....................................$1,597,621,128

Neuberger Berman International Fund...............................$1,106,888,777

Neuberger Berman International Institutional Fund...................$174,192,576

Neuberger Berman Manhattan Fund.....................................$359,824,631

Neuberger Berman Millennium Fund.....................................$55,534,491

Neuberger Berman Partners Fund....................................$2,981,981,082

Neuberger Berman Real Estate Fund....................................$47,193,989

Neuberger Berman Regency Fund.......................................$157,074,388

Neuberger Berman Socially Responsive Fund...........................$539,777,741

Neuberger Berman Advisers Management Trust........................$2,477,302,428

Neuberger Berman Intermediate Municipal Fund Inc....................$485,828,721

Neuberger Berman California Intermediate Municipal Fund Inc.........$159,766,066

Neuberger Berman New York Intermediate Municipal Fund Inc...........$129,176,653

Neuberger Berman Real Estate Income Fund Inc........................$144,708,907

Neuberger Berman Realty Income Fund Inc.............................$820,794,596

Neuberger Berman Real Estate Securities Income Fund Inc.............$797,950,554

Neuberger Berman Income Opportunity Fund Inc........................$416,804,093

                                                                     APPROXIMATE
                                                                   NET ASSETS AT
NAME                                                           DECEMBER 31, 2005
----                                                           -----------------

Neuberger Berman Dividend Advantage Fund Inc. ......................$179,585,351

Institutional Liquidity Portfolio.................................$2,126,828,567

Prime Portfolio...................................................$1,860,550,502


     The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

     There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the Funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

     The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODES OF ETHICS
---------------

     The Funds, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds' Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN
------------------------------------------------------------

     Neuberger Berman and NB Management are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.

     Lehman Brothers Holding Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

                            DISTRIBUTION ARRANGEMENTS

     Each Fund offers a class of shares, known as Investor Class shares, a class of shares, known as Institutional Class shares, and a class of shares, known as Trust Class shares. Neuberger Berman PARTNERS Fund also offers a class of shares, known as Advisor Class shares. This Statement of Additional Information and corresponding Prospectuses relate solely to the Institutional Class of shares.

DISTRIBUTOR
-----------

     NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Institutional Class shares are offered on a no-load basis. Institutional Class shares of the Fund are available directly or through Institutions that have made arrangements with NB Management for shareholder servicing and administration.

     In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.

     The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

     From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of shares of a certain Class.

     The Trust, on behalf of the Funds, and the Distributor are parties to a Distribution Agreement with respect to the Institutional Class of each Fund ("Distribution Agreements"). The Distribution Agreements continue until October 31, 2006. The Distribution Agreements may be renewed annually with respect to a Fund if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

                         ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE
--------------------------------

     Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each Class of a Fund is calculated by subtracting total liabilities of that Class from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share NAV is calculated by dividing its NAV by the number of shares outstanding attributable to that Class and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

     Each Fund values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day.

     Each Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

     If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

     If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

     If shareholders purchased Institutional Class shares directly, they may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB
Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

     Automatic investing enables a shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION

     As more  fully  set  forth  in the  section  of the  Prospectuses  entitled
"Maintaining Your Account," if shareholders purchased a Fund's Advisor, Institutional, Investor, Neuberger Berman Investor, or Trust Class shares directly, they may redeem at least $1,000 worth of the Fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other Equity, Income, or Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other Fund(s) are met (for purposes of the exchange privilege, Neuberger Berman Investor Class and Investor Class are considered in the same class). Investor Class and Neuberger Berman Investor Class shares may also be exchanged for Trust Class shares of the Real Estate Fund, and Trust Class shares of the Real Estate Fund may be exchanged for Investor Class and Neuberger Berman Investor Class shares, provided that NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

     Institutional Class shares may also be exchanged for shares of the Neuberger Berman International Institutional Fund. An Institution may exchange the Fund's Advisor, Trust, or Institutional Class shares (if the shareholder did not purchase the Fund's Institutional Class shares directly) for shares of the corresponding class of one or more of the other Neuberger Berman Funds, if made available through that Institution. This privilege is not available for Lehman Brothers Institutional Class shareholders, Strategic Income Fund Institutional Class shareholders, International Institutional Fund shareholders, or Genesis Fund Institutional Class shareholders.

EQUITY FUNDS
------------

    Neuberger Berman               Seeks long-term  growth of  capital; dividend
    Century Fund                   income is a secondary goal.   Invests  mainly
                                   in  common  stocks  of   large-capitalization
                                   companies. The Portfolio Manager seeks to buy
                                   companies   with   strong    historical   and
                                   prospective earnings growth.

    Neuberger Berman               Seeks long-term capital growth. The Portfolio
    Fasciano Fund                  Manager  also  may   consider  a    company's
                                   potential  for income  prior to  selecting it
                                   for the Fund.  The Fund invests mainly in the
                                   common stocks of small-cap  companies,  i.e.,
                                   those  with a total  market  value of no more
                                   than $1.5  billion at the time the Fund first
                                   invests in them. In selecting  companies that
                                   the  Portfolio   Manager  believes  may  have
                                   greater potential to appreciate in price, the Portfolio Manager will invest the Fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

    Neuberger Berman               Seeks  long-term  growth of capital.  Invests
    Focus Fund                     mainly  in  common  stocks  selected  from 13
                                   multi-industry sectors of the economy. To maximize potential return, the Fund normally makes 90% or more of its investments in not more than six sectors of the economy, and may invest 50% or more of its assets in any one sector.

    Neuberger Berman               Seeks growth of capital.  Invests  mainly  in
    Genesis Fund                   stocks   of   companies  with   small  market
                                   capitalizations  (no more than  $1.5  billion
    (This Fund is closed to new    at  the  time of the Fund's investment).  The
     investors.)                   Portfolio Managers seek to buy the stocks  of
                                   undervalued companies whose current product lines and balance sheets are strong.

    Neuberger Berman               Seeks  long-term  growth  of  capital     and
    Guardian Fund                  secondarily,  current income. Invests  mainly
                                   in stocks of mid- to large-capitalization companies that are well positioned and are undervalued in the market.

    Neuberger Berman               Seeks  long-term   capital   appreciation  by
    International Fund             investing primarily  in foreign stocks of any
                                   capitalization,  both  in developed economies
                                   and  in  emerging   markets.   The  Portfolio
                                   Managers   seek   undervalued   companies  in
                                   countries with strong potential for growth.

EQUITY FUNDS
------------

    Neuberger Berman               Seeks   growth   of   capital.   Invests   in
    Manhattan Fund                 securities   believed  to  have  the  maximum
                                   potential for long-term capital appreciation.
                                   The  Portfolio   Managers  seek  fast-growing
                                   companies   with  above   average  sales  and
                                   competitive  returns  on equity  relative  to
                                   their  peers.  Factors in  identifying  these
                                   firms  may  include  financial  strength,   a
                                   strong  position  relative to competitors and
                                   strong    earnings    growth    relative   to
                                   competitors.

    Neuberger Berman               Seeks  growth of capital by investing  mainly
    Millennium Fund                in  common  stocks  of   small-capitalization
                                   companies,  which it  defines as those with a
                                   total market value of no more than $2 billion
                                   at  the  time  of  initial  investment.   The
                                   Portfolio  Managers take a growth approach to
                                   stock  selection,  looking  for fast  growing
                                   companies   with  above   average  sales  and
                                   competitive  returns  on equity  relative  to
                                   their  peers.  Factors in  identifying  these
                                   firms  may  include  financial  strength,   a
                                   strong  position  relative to competitors and
                                   strong    earnings    growth    relative   to
                                   competitors.

    Neuberger Berman               Seeks capital growth through an approach that
    Partners Fund                  is   intended  to   increase   capital   with
                                   reasonable risk. The Portfolio Manager looks at fundamentals, focusing particularly on cash flow, return on capital, and asset values.

    Neuberger Berman               Seeks total return through investment in real
    Real Estate Fund               state securities, emphasizing  both   capital
                                   appreciation and current income.

    Neuberger Berman               Seeks   growth    of   capital   by investing
    Regency Fund                   primarily    in     common     stocks      of
                                   mid-capitalization    companies   which   the
                                   Portfolio   Manager   believes   have   solid
                                   fundamentals.

    Neuberger Berman               Seeks   long-term   growth   of   capital  by
    Socially Responsive Fund       investing   primarily    in    securities  of
                                   companies that meet the Fund's financial criteria and social policy.

INCOME FUNDS
------------

    Neuberger Berman               A  money  market  fund  seeking  the  highest
    Cash Reserves                  available  current  income  consistent   with
                                   safety  and  liquidity.  The Fund  invests in
                                   high-quality  money market  instruments.  The
                                   Fund may also  engage in  reverse  repurchase
                                   agreements and securities  lending.  It seeks
                                   to   maintain   a   constant   purchase   and
                                   redemption price of $1.00.

     Neuberger Berman              A U.S. Government money market  fund  seeking
     Government Money Fund         maximum safety  and liquidity and the highest
                                   available current income. The Fund invests in
                                   securities   issued  or   guaranteed   as  to
                                   principal or interest by the U.S. Government,
                                   its   agencies  and   instrumentalities   and
                                   repurchase agreements on such securities. The
                                   Fund may also  engage in  reverse  repurchase
                                   agreements and securities  lending.  It seeks
                                   to   maintain   a   constant   purchase   and
                                   redemption price of $1.00.

     Neuberger Berman              Seeks  high  total  returns  consistent  with
     High Income Bond Fund         capital   preservation. The   Fund   normally
                                   invests primarily in a diversified  portfolio
                                   of   U.S.    intermediate-term,    high-yield
                                   corporate bonds, including those sometimes known as "junk" bonds.

     Lehman Brothers               Seeks  to  maximize  total  return  through a
     Core Bond Fund                combination    of       income    and capital
                                   appreciation.  The Fund  normally  invests in
                                   high   quality    fixed-income    securities.
                                   Corporate bonds, commercial paper or bonds secured by assets such as home mortgages, generally, must at least be an A*/; bonds issued by the U.S. Government or its agencies are considered high quality.

     Neuberger Berman              Seeks the highest current  income  consistent
     Limited Maturity Bond Fund    with low risk to principal and liquidity and,
                                   secondarily,  total return.  The Fund invests
                                   in  debt  securities,   primarily  investment
                                   grade;  maximum 10% below  investment  grade,
                                   but  no  lower  than  B.*/  Maximum   average
                                   duration of four years.

MUNICIPAL FUNDS
---------------

     Neuberger Berman              Seeks high current tax-exempt income with low
     Municipal Securities Trust    risk to principal, limited price fluctuation,
                                   and liquidity and, secondarily, total return.
                                   The  Fund   invests   in   investment   grade
                                   municipal securities with a maximum average duration of 10 years.

     National Municipal            Seeks  the  highest  available current income
     Money Fund                    exempt  from  federal   income  tax  that  is
                                   consistent  with  safety and  liquidity.  The
                                   Fund normally invests at least 80% of its net
                                   assets in high-quality, short-term securities
                                   from  municipal  issuers  around the country.
                                   The Fund  seeks to  maintain  a stable  $1.00
                                   share price.

     Lehman Brothers Municipal     A  money  market  fund  seeking  the  maximum
     Money Fund                    current  income exempt  from  federal  income
                                   tax,  consistent  with safety and  liquidity.
                                   The Fund invests in high-quality, short-term municipal securities. It seeks to maintain a constant purchase and redemption price of $1.00.

     Lehman Brothers New York      A  money  market  fund  seeking  the  highest
     Municipal Money Fund          available  current income exempt from federal
                                   income  tax and New York  State  and New York
                                   City personal income taxes that is consistent with safety and liquidity. The Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities that provide income that is exempt from federal income tax and New York State and New
                                   York City personal income taxes. The Fund seeks to maintain a stable $1.00 share price.

     Tax-Free Money Fund           Seeks  the  highest  available current income
                                   exempt from federal income tax and, to the extent possible, from the federal alternative minimum tax, that is consistent with safety and liquidity. The Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities. The Fund also normally invests at least 80% of its net assets in securities the interest on which is not a preference item for federal alternative minimum tax purposes. The Fund seeks to maintain a stable $1.00 share price.

*/ As rated by Moody's or S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality.

     Any of the Income Funds, Equity Funds or Municipal Funds may terminate or modify its exchange privilege in the future. Before effecting an exchange, Fund shareholders must obtain and should review a currently effective Prospectus of the Fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

     There can be no assurance that NATIONAL Municipal Money Fund, Neuberger Berman GOVERNMENT MONEY Fund, Neuberger Berman CASH RESERVES, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK Municipal Money Fund, or TAX-FREE Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced Funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

     Each Fund may terminate or materially alter its exchange privilege without notice to shareholders.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

     The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND
-------------------

     Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions earned or realized by the Fund. Capital gain realization is one factor that a portfolio manager may consider in deciding when to sell a security. A Fund's net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund's NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

     Each  Fund  normally  pays  dividends   from  net  investment   income  and
distributions of net realized capital and foreign currency gains, if any, once annually, in December.

     Each Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the Fund, unless the shareholder elects to receive them in cash ("cash election"). If shareholders purchased the Fund's Institutional Class shares directly, they may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

     A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver a Fund's mailings to a shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

     Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS
---------------------

     To continue to qualify for treatment as a RIC under the Code, each Fund - which is treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) as a result of the American Jobs Creation Act of 2004 ("2004 Act"), net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs.

     If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" (as described in each Prospectus) ("QDI") would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

     Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Each Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so.

     The Funds' use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Exchange-traded futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), certain foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") in which a Fund may invest are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends that Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

     If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     Each Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, each such Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, such a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE FUNDS' SHAREHOLDERS
-----------------------------------

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who otherwise are subject to backup withholding.

     Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). The 2004 Act, however, created two categories of dividends, "interest-related dividends" and "short-term capital gain dividends," that, if properly designated by a Fund, will be exempt from that tax. "Interest-related dividends," are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. "Short-term capital gain dividends" are dividends that are attributable to the excess of net short-term capital gain over net long-term capital loss, computed with certain adjustments. The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends a Fund pays to foreign investors, with certain exceptions, with respect to its taxable years beginning after December 31, 2004, and before January 1, 2008.

     As described in "Maintaining Your Account" in each Prospectus, a Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

                                FUND TRANSACTIONS

     Neuberger Berman and Lehman Brothers act as principal brokers for each Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman or Lehman Brothers where Neuberger Berman or Lehman Brothers is capable of providing best execution. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders.

     For each Fund during the fiscal years ended 2004 and 2005 there was a reduction in the amount of brokerage transactions Neuberger Berman provided for the Funds and an increase in the amount of brokerage transactions Lehman Brothers provided for the Funds due to the merger between Lehman Brothers and Neuberger Berman.

     During the fiscal year ended August 31, 2003, Neuberger Berman PARTNERS Fund paid brokerage commissions of $3,601,838 of which $2,043,647 was paid to Neuberger Berman and $139,969 was paid to Lehman Brothers. During the fiscal year ended August 31, 2004, Neuberger Berman PARTNERS Fund paid brokerage commissions of $3,509,499 of which $33 was paid to Neuberger Berman and $628,704 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2005, Neuberger Berman PARTNERS Fund paid brokerage commissions of $3,180,514 of which $1,021 was paid to Neuberger Berman and $649,322 was paid to Lehman Brothers. During the fiscal year ended August 31, 2005, transactions in which that Fund used Neuberger Berman as broker comprised 0.04% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.03% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 23.18% of the aggregate dollar amount of transactions involving the payment of commissions, and 20.42% of the aggregate brokerage commissions paid by the Fund. 100.00% of the $2,530,171 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $2,019,983,412 was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2005, that Fund acquired securities of the following of its Regular B/Ds: Banc of America
Securities, LLC, Citigroup Global Markets, Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith, Inc.; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Banc of America Securities, LLC, $31,162,326; Citigroup Global Markets, Inc., $27,461,298, Goldman Sachs & Co., $37,545,486; and Merrill Lynch, Pierce, Fenner & Smith Inc., $40,560,736.

     During the fiscal year ended August 31, 2003, Neuberger Berman REGENCY Fund paid brokerage commissions of $75,268, of which $51,760 was paid to Neuberger Berman and $485 was paid to Lehman Brothers. During the fiscal year ended August 31, 2004, Neuberger Berman REGENCY Fund paid brokerage commissions of $90,190, of which $7,572 was paid to Neuberger Berman and $13,778 was paid to Lehman Brothers.

     During the fiscal year ended August 31, 2005, Neuberger Berman REGENCY Fund paid brokerage commissions of $153,843, of which $181 was paid to Neuberger Berman and $28,431 was paid to Lehman Brothers. During the fiscal year ended August 31, 2005, transactions in which that Fund used Neuberger Berman as broker comprised 0.14% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.12% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 16.89% of the aggregate dollar amount of transactions involving the payment of commissions, and 18.48% of the aggregate brokerage commissions paid by the Fund. 100.00% of the $125,231 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $103,158,685) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2005, that Fund acquired securities of the following of its Regular B/Ds: Bear Stearns & Co.; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Bear, Stearns & Co., Inc., $1,688,400.

     The Funds may, from time to time, loan portfolio securities to Neuberger Berman, Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

     In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds' knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

     The use of Neuberger Berman and Lehman Brothers as brokers for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by a Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

     A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

     To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

     Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Funds participate in.

     Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

     In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

     A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of some of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

     The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

COMMISSION RECAPTURE PROGRAM AND EXPENSE OFFSET ARRANGEMENT
-----------------------------------------------------------

     The Funds have entered into a commission recapture program with Citigroup Global Markets Inc., which enables each Fund to recoup a portion of the commissions it pays to a broker that is not a related party of the Funds by redirecting these commissions to pay for some of its operational expenses. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended August 31, 2005, the impact of this arrangement on the Funds was a reduction of expenses as follows:

        --------------------------------------------------------------
        FUNDS                                  AMOUNT OF REDUCTION OF
                                               EXPENSES
        --------------------------------------------------------------
        Partners                                             $262,638
        --------------------------------------------------------------
        Regency                                                $9,625
        --------------------------------------------------------------

     Each Fund also has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2005, the impact of this arrangement was a reduction of expenses as follows:

        --------------------------------------------------------------
        FUNDS                                  AMOUNT OF REDUCTION OF
                                               EXPENSES
        --------------------------------------------------------------
        Partners                                             $22,403
        --------------------------------------------------------------
        Regency                                                 $513
        --------------------------------------------------------------

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

PROXY VOTING
------------

     The Board of Trustees has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, Neuberger Berman is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board of Trustees permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

     Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Funds. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

     For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

     In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional present a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

     The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

     NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The Funds' President or a Senior Vice President may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES
----------------------------------------

     Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to the Funds' President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

     Neither Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds' Chief Compliance Officer, the Board of Trustees reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

     Pursuant to a Code of Ethics adopted by the Funds, NB Management and Neuberger Berman ("Code"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds' shareholders. The Code also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

PORTFOLIO HOLDINGS APPROVED RECIPIENTS
--------------------------------------

     The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

     STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

     SECURITIES LENDING AGENT. Each Fund has entered into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive each Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund's operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

     OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUNDS. The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds. In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

     RATING, RANKING AND RESEARCH AGENCIES. Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. Each Fund provides its complete portfolio holdings to: Vestek each day and Lipper, a Reuters company on the second business day of each month. Each Fund also provides its complete month-end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund's top 10 holdings. No compensation is received by any Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. Each Fund either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the each Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for each of the Funds.

                             REPORTS TO SHAREHOLDERS

     Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firms for the Funds. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

     Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twelve separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

     Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds," and the term "Neuberger Berman" in each Fund's name (except Neuberger Berman REGENCY Fund) was "Neuberger & Berman."

     DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.

     CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

     OTHER. Because Institutional Class shares (if the shareholder did not purchase the Fund's Institutional Class shares directly) can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

                          CUSTODIAN AND TRANSFER AGENT

     Each Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence for the Institutional Class should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Neuberger Berman PARTNERS Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

     Neuberger  Berman REGENCY Fund has selected Tait,  Weller & Baker LLP, 1818
Market  Street,  Suite  2400,  Philadelphia,   PA,  19103,  as  the  Independent
registered public accounting firm that will audit its financial statements.

                                  LEGAL COUNSEL

     The Trust has selected Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Since the Institutional Class of each Fund is new, there were no beneficial and record owners of more than five percent of the Institutional Class of each Fund.

                             REGISTRATION STATEMENT

     This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

     Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The following financial statements and related documents are incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended August 31, 2005:

          The audited financial statements of Neuberger Berman PARTNERS Fund, notes thereto, and the reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements.

          The audited financial statements of Neuberger Berman REGENCY Fund, notes thereto, and the reports of Tait, Weller & Baker

          LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements.

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
-----------------------------------------------

S&P CORPORATE BOND RATINGS:
--------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     MOODY'S CORPORATE BOND RATINGS:
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     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

     S&P COMMERCIAL PAPER RATINGS:

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

     MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.